UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 16, 2011 (August 16, 2011)
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	— Other Events.
     Attached as Exhibit 99.1 to this Current Report, and incorporated into this Item 8.01 by reference as if fully set forth herein, is a copy of a presentation being delivered to investors and potential investors beginning on August 16, 2011.

Item 9.01	— Financial Statements and Exhibits.
(d) Exhibits.

Number	Exhibit
99.1	Investor presentation, dated August 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.
By:	/s/ Joseph P. Hannan
	Name:	Joseph P. Hannan
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: August 15, 2011

EXHIBIT INDEX

Number	Exhibit
99.1	Investor presentation, dated August 2011